ANNUAL REPORT                       February 28, 1999

                COPLEY FUND, INC.
                    A No-Load Fund

COPLEY FUND, INC.

Copley Financial Services Corp. - Investment Manager
P.O. Box 3287, Fall River, Massachusetts 02722
508-674-8459

                                  April 14, 1999

Dear Fellow Shareholder:

Copley Fund, Inc. for the calendar year 1998 had a steady gain of 14% and did not participate in the high volatility of the stock market.  We have always strived for comfortable steady performance and 1998 gave further credence to our philosophy of having stocks with high dividends and constant increases in these dividends to allay most of the volatility which the rest of the market had undergone.

The beginning of 1999 seems to have given rise to the favor of "momentum stocks".  These are a certain few stocks that the general public keeps buying, increasing the momentum of abnormal price rises of these chosen few.
Keep in mind most stocks are lower in value or have not participated at all in the success of the Dow Jones or NASDAQ stocks.  Electric utility stocks which comprise approximately 40% of our present portfolio have been especially hard hit creating yields of six, seven and eight percent with constant increases in their dividends.  These fine stocks cannot go down any lower as their valuable yields floor their prices.

We do look forward to increases again in this group of stocks.  Meanwhile our cash flow from dividends keeps increasing, adding to our net asset value.

We are not in competition with other funds as our structure and philosophy are entirely different.  Our stocks pay us high dividends with constant increases in their dividends and we leave it to the market to assess these values.  Our record below and our graph clearly demonstrate that we have been correct and safe in our approach.  Do keep in mind that our studies have shown that a mean comparative average of performance between Copley and other funds is approximately 3%, i.e., if a Fund has gained 13% and
Copley Fund 10% the two Funds are probably equal in "after-tax return" for the individual assuming a taxable account.

        1984*           +23.9%(Top performing Fund in 1984)
        1985            +25%
        1986            +18%
        1987            - 8%
        1988            +20%
        1989            +16%(Including a reserve for taxes on unrealized gains)
        1990            - 2%
        1991            +18%

*Calendar Years


        1992            +18%
        1993            +10%
        1994            -07%
        1995            +26%
        1996            + 5%
        1997            +25%
        1998            +14%
        1999            -7.5% (February 28, 1999)

Many of our stocks are in the midst of mergers and acquisitions waiting to be approved by the government regulators.  We believe most of these mergers will be completed in 1999 and will result in substantial increases in price for these stocks.  These include Colonial Gas, Exxon, Mobil, Bell Atlantic,
Ameritech, SBC, Kansas City Power & Light, Western Resources, New Century,
Boston Edison, New England Electric, Eastern Utilities, and Atlantic
Richfield.  Thus we have built in gains once these mergers are completed.

Our operating division had its most lucrative year to date.  We are in the midst of expanding our handbag distribution to other retailers and are looking forward to increases in volume as a result.  Also, we are exploring other areas of involvement for this division.

We do look forward to continued steady increases even in this volatile market environment and wish to express our appreciation to our Board of
Directors for their help and advice and to our shareholders for their confidence and understanding of Copley's concept and structure.

                                Cordially yours,
                                /s/Irving Levine

                                Irving Levine
                                PRESIDENT

P.S.  As of April 22, 1999 our net asset value was approximately $36.00 per share.


Copley Fund, Inc. Per Share Value

CALENDAR YEARS ENDED DECEMBER 31, 1998
PERIOD ENDED FEBRUARY 28, 1999

Year            Per Share Value

1981            4.53
1982            5.43
1983            6.06
1984            7.51
1985            9.36
1986            11.00
1987            10.11
1988            12.12
1989            14.28
1990            14.06
1991            16.47
1992            19.38
1993            21.35
1994            19.71
1995            24.65
1996            26.05
1997            32.58
1998            37.04
1999            34.23 (as of Feb. 28, 1999)


INDEPENDENT AUDITOR'S REPORT

Shareholders and Board of Directors
Copley Fund, Inc.
Palm Beach, Florida

I have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Copley Fund, Inc., as of February 28, 1999, and the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the supplementary information for the year then ended.  These financial statements and supplementary information are the responsibility of the Fund's management.  My responsibility is to express an opinion on these financial statements and supplementary information based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards.  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  My procedures included confirmation of securities owned at February 28, 1999, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of the Copley Fund, Inc., as of February 28, 1999, the results of its operations and its cash flows, the changes in its net assets, and the supplementary information for the year then ended, in conformity with generally accepted accounting principles.

ROY G. HALE
Certified Public Accountant
La Plata, Maryland
April 22, 1999


  COPLEY FUND, INC.

             Portfolio of Investments
                February 28, 1999

                                        Number of
                                        Shares          Value

  COMMON STOCKS - 100.00%

DIVERSIFIED UTILITY COMPANIES - 14.42%
  Dominion Resources                    30,000          $ 1,158,750
  Eastern Utilities Associates           5,000              142,187
  Florida Progress                      35,000            1,404,375
  FPL Group                             55,000            2,829,063
  GPU, Inc.                             35,000            1,395,625
  Interstate Energy Corp.               20,000              551,250
  LG & E Energy Corp.                   80,000            1,825,000
  Montana Power Co.                     15,000              913,125
  Pacificorp                            25,000              448,438
  Texas Utilities Co.                   25,000            1,060,938
                                                         __________
                                                         11,728,751
                                                         __________
ELECTRIC AND GAS - 16.39%
  American Electric Power               55,000            2,289,375
  Carolina Power & Light Co.            60,000            2,392,500
  Connectiv, Inc.                       32,500              727,188
  First Energy Corp.                    40,000            1,170,000
  Kansas City Power & Light Co.         40,000            1,020,000
  New Century Energy, Inc.              45,000            1,825,313
  SCANA, Corp.                          70,000            1,645,000
  Sempra Energy, Inc.                   45,000              945,000
  UtilCorp United, Inc.                 30,000            1,031,250
  Western Resources, Inc.               10,000              281,875
                                                        ___________
                                                         13,327,501
                                                        -----------
ELECTRIC POWER COMPANIES - 12.51%
  Allegheny Energy, Inc.                45,000            1,335,937
  Ameren Corporation                    50,000            1,865,625
  BEC Energy                            22,000              801,625
  DTE Energy Co.                        55,000            2,172,500
  New England Electric System           35,000            1,704,063
  Pennsylvania Power & Light Co.        50,000            1,275,000
  PECO Energy Co.                       11,600              411,075
  Potomac Electric Power Co.            25,000              609,375
                                                        ___________
                                                         10,175,200
                                                        -----------

                Continued
The accompanying notes are an integral part of the financial statements.

                COPLEY FUND, INC.

             Portfolio of Investments
                February 28, 1999
                (Continued)

                                        Number of
                                        Shares          Value
                                        _________       ------

GAS UTILITIES & SUPPLIES - 11.22%
 Colonial Gas Co.                       50,000          $ 1,715,625
  Connecticut Energy Corp               20,000              521,250
  CTG Resources, Inc.                   27,000              621,000
  Delta Natural Gas Co.                 15,000              266,250
  Keyspan Energy Corp                   40,000            1,060,000
  New Jersey Resources Corp             25,000              873,437
  Northwest Natural Gas Co.             30,000              734,040
  Peoples Energy Corp.                  25,000              848,437
  Washington Gas Light Co.              33,000              789,937
  Wicor, Inc.                           80,000            1,690,000
                                                        ___________
                                                          9,119,976

HYDRO ELECTRIC - 1.15%
  Idaho Power Co.                       30,000              931,875
                                                        ___________

DRUG COMPANIES - 7.37%
  Bristol Myers Squibb Co.              50,000            6,296,875
  Pfizer, Inc.                          10,000            1,319,375
                                                        ___________
                                                          7,616,250
BANKING - 3.29%
  J.P. Morgan & Co.                     10,000            1,114,375
  PNC Bank Corporation                  30,000            1,561,875
                                                        ___________
                                                          2,676,250

MANUFACTURING - CAPITAL GOODS - 2.07%
  Masco Technology, Inc.                38,200              577,775
  Xerox Corp.                           20,000            1,103,750
                                                        -----------
                                                          1,681,525

OILS - 7.65%
  Atlantic Richfield Corp.              15,000              819,375
  Exxon Corp.                           24,000            1,597,500
  Mobil Corp.                           22,000            1,830,125
  Sunoco                                18,996              578,191
  Texaco, Inc.                          30,000            1,396,875
                                                        -----------
                                                          6,222,066

The accompanying notes are an integral part of the financial statements.


                        COPLEY FUND, INC.

                     PORTFOLIO OF INVESTMENTS
                        February 28, 1999
                           (Continued)

                                        Number of
                                        Shares          Value
                                        ---------       --------

RETAIL - 2.84%
  Penny (J.C.), Inc.                    40,000            1,445,000
  Wal-Mart Stores, Inc.                 10,000              863,750
                                                        -----------
                                                          2,308,750

TELEPHONE - 14.15%
  American Information Technologies     53,920            3,525,020
  American Telephone & Telegraph        15,000            1,231,875
  Bell Atlantic Corp.                   94,232            5,412,450
  Bell South Corp.                      20,000              925,000
  SBC Communications, Inc.              58,516            3,094,033
  U S West Communications
     Group, Inc.                        25,000            1,332,812
                                                         -----------
                                                         $15,521,190

 Total value of investments (Cost $43,257,445)            81,309,334
 Excess of cash and other assets over liabilities          5,782,335
                                                         -----------
 NET ASSETS                                              $87,091,669



The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                               February 28, 1999

Assets
  Investments in securities, at value
   (identified cost $43,257,445)(Note 1)                        $ 81,309,334
  Cash                                                             5,833,981
  Receivables:
    Subscriptions                               $   26,019
    Trade (Notes 5 & 6)                             14,902
    Dividends and interest                         209,306           250,227
                                                ----------
  Inventory (Notes 1, 5, & 6)                                        182,035
  Other Assets                                                           414
                                                                ------------
                Total Assets                                      87,575,991

Liabilities
  Payables:
    Trade                                            2,620
    Stock Redemptions                               44,854
  Accrued income taxes - current                    15,283
  Accrued expenses                                  47,856
  Deferred income taxes (Notes 1 & 2)              373,709
                                                ----------
                 Total Liabilities                                   484,322

Commitments and Contingencies (Note 7)
Net Assets                                                      $ 87,091,669
                                                                ============

Net assets consist of:
  Capital paid in                                               $ 20,714,177
  Undistributed net investment and
    operating income                                              30,902,222
  Accumulated net realized loss on
    investment transactions                                       (2,576,619)
  Net unrealized appreciation in value
    of investments (Note 2)                                       38,051,889
                                                                ------------
                 Total                                          $ 87,091,669
                                                                ============

Net Asset Value, Offering and Redemption
  Price Per Share (2,546,194 shares of
  $1.00 par value capital stock outstanding)                         $ 34.22
                                                                ============

The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                             STATEMENT OF OPERATIONS
                       For the Year Ended February 28, 1999

INVESTMENT INCOME (Note 1)
  Income
    Dividends                                   $ 3,248,007
    Interest                                        162,991
                                                -----------
         Investment income                                      $ 3,410,998

  Expenses
    Investment advisory fee (Note 5)                601,300
    Professional fees                                59,856
    Custodian fees                                   35,356
    Shareholder servicing costs                      35,383
    Printing                                         19,160
    Postage and shipping                              7,669
    Accounting and pricing service costs             40,500
    Directors fees                                   20,996
    Blue Sky fees                                    11,440
    Telephone                                         9,093
    Insurance                                        36,500
    Office expense and miscellaneous                  3,914
                                                -----------
         Investment expenses                        881,167

         Less: Investment advisory
           fee waived                                60,000         821,167
                                                -----------     -----------
         Net investment income
           before income taxes                                    2,589,831

OPERATING PROFIT (Notes 2, 5, & 7)
  Gross profit                                      151,027
  Less: Operating expenses                           34,580
                                                -----------
         Net operating profit before
           income taxes                                             116,447

NET INVESTMENT AND OPERATING INCOME
  BEFORE INCOME TAXES                                             2,706,278

  Less provision for income taxes (Notes
    2 and 7)                                                        173,900
                                                                -----------
         Net investment and operating
           income                                                 2,532,378

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Notes 2 and 4)
  Realized loss from investment transactions
    during the year                              (234,435)
  Increase in unrealized appreciation of
    investments during current year              2,071,802
                                                -----------

         Net realized and unrealized gain/loss
           on investments                                        1,837,367
                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $4,369,745
                                                                ===========

The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

      Year Ended      Year Ended
                                                February 28,    February 28,
                                                  1999             1998

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment and operating income           $ 2,532,378     $ 2,353,790
  Net realized gain (loss) on investment
    transactions                                 (234,435)      (1,440,880)
  Net change in unrealized appreciation
    on investments                               2,071,802      14,483,463
                                                -----------     -----------
    Increase (decrease) in net assets
      resulting from operations                  4,369,745      15,396,373

NET EQUALIZATION (DEBITS) CREDITS (Note 1)           7,254      (1,369,107)

CAPITAL SHARE TRANSACTIONS (Note 3)
  Increase (decrease) in net assets
    resulting from capital share transactions        1,741      (5,612,062)
                                                ------------    ------------
         Total increase (decrease) in net
           assets                                 4,378,740     8,415,204

NET ASSETS
  Beginning of year                              82,712,929     74,297,725
                                                -----------     -----------

  End of Year (including undistributed
    net investment and operating income
    of $30,902,222 and $27,928,685 ,
    respectively)                               $87,091,669     $82,712,929

The accompanying notes are an integral part of the financial statements.


                                COPLEY FUND, INC.

                             STATEMENT OF CASH FLOWS
                       For the Year Ended February 28, 1999

INCREASE (DECREASE) IN CASH
  Cash flows from operating activities
    Dividends and interest received                     $ 3,420,884
    Proceeds from disposition of long-term
      portfolio investments                               4,055,883
    Receipts from customers                               1,109,872
    Payments of taxes, net                                 (322,154)
    Expenses paid                                          (839,507)
    Purchase of long-term portfolio investments          (2,182,225)
    Payments to suppliers                                  (942,349)
                                                        ------------
         Net cash provided by operating activities        4,300,404
                                                        ============

  Cash flows provided by financing activities
    Fund shares sold                                      5,345,010
    Fund shares repurchased                              (5,336,014)
                                                        ------------
         Net cash used by financing activities                8,996
                                                        ============

           Net increase in cash                           4,309,400
           Cash at beginning of year                      1,524,581
                                                        ------------
           Cash as of February 28, 1999                 $ 5,833,981

         RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
           OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES

  Net increase (decrease) in net assets resulting
    from operations                                     $ 4,369,745
                                                        -----------
  Decrease in investments                                    54,816
  Decrease in dividends and interest receivable              10,304
  Increase in receipts from customers                        (6,405)
  Increase in inventory                                     (18,339)
  Decrease in income taxes payable-current                  (89,999)
  Decrease in other assets                                   (1,378)
  Increase in accrued expenses                              (18,340)
                                                        -----------
         Total adjustments                                  (69,341)
                                                        -----------
         Net cash provided by operating activities      $ 4,300,404
                                                        ===========

The accompanying notes are an integral part of the financial statements.

                                        11


                                COPLEY FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The following is a summary of significant accounting policies consistently followed by the
Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

Security Valuation

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Sales of Securities

      In determining the net realized gain or loss from sales of securities, the cost of securities sold is determined on the basis of identifying the specific certificates delivered.

Equalization

      The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment and operating income on the date of the transaction, is credited or charged to undistributed net investment and operating income.

Distributions

      It is the Fund's policy to manage its assets so as to avoid the necessity of making annual taxable distributions.  Net investment and operating income and net realized gains are not distributed, but rather are accumulated within the Fund and added to the value of the Fund shares.

Inventory

      Inventory is valued at the lower of cost (determined by the first in/
first out method) or market.

Income Taxes

      The Fund files its tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

Other

      Security transactions are accounted for on the date the securities are purchased or sold.  Dividend income is recorded on the ex-dividend date.
Interest income is recorded as earned.

                                        12


                                COPLEY FUND, INC.

                           NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

2.  Federal and State Income Taxes

        The income tax provision included in the financial statements is as follows:

                Regular federal tax liability..........  $  71,869
                State tax liability ...................     15,910
                Deferred Taxes.........................     86,121
                                                         ----------
                                                         $ 173,900
                                                         ==========

        The Fund provides deferred taxes for unrealized appreciation on its investment portfolio to the extent that management anticipates that a liability may exist.  The amount of deferred taxes currently available to the Fund is $1,671,927, consisting of $373,709 accumulated general liability and a cumulative alternative minimum tax carryover of $1,298,218.  The difference between the effective rate on investment and operating income and the expected statutory rate is due substantially to the use by the Fund of the dividends received deduction.

        In tax years beginning after 1997, a small corporation will not be subject to the alternative minimum tax.  The Fund qualifies as a small corporation as set forth in Internal Revenue Code, Section 55(e).  The cumulative alternative minimum tax carryover from prior years may be used to offset a portion of the regular tax liability.  In the current year, the regular federal tax liability was reduced by $213,229 and the state tax liability was reduced by $29,127 due to alternative minimum tax carryovers.

        The Fund has $2,576,619 in accumulated capital loss carryforwards which expires as follows:  $901,304 on February 29, 2000 and $1,440,880 on February 28, 2003 and $234,435 on February 29, 2004.

        The Fund is qualified and currently conducts business in the State of Florida.  The Fund is subject to Florida corporate taxes but is not subject to alternative minimum tax in any year which the Fund does not pay a federal alternative minimum tax. Consistent with the federal guidelines, the Fund will be entitled to a credit against a portion of the regular corporate income tax for alternative minimum tax paid in prior fiscal years.

        In accordance with FASB-109, Accounting for Income Taxes (applicable for fiscal years commencing after December 31, 1992), the Copley Fund, Inc.
has adopted the liability method of accounting for current and deferred tax assets and liabilities.

3.  Capital Stock

        At February 28, 1999 there were 5,000,000 shares of $1.00 par value capital stock authorized.  Transactions in capital shares were as follows:

   Year Ended                     Year Ended
                     February 28, 1999               February 28, 1998

                    Shares          Amount          Shares        Amount

Shares sold         154,149         $5,345,010        89,125        2,553,200
Shares repurchased (155,053)        (5,336,015)     (366,912)      (9,508,660)
                   ---------        ------------    ---------     -----------
   Net Change          (904)        $    8,995      (277,787)      $6,955,460
                   =========        ============    =========     ===========

                                        13


(Continued)

   4.  Purchases and Sales of Securities

        Purchases and sales of securities, other than United States govern-
ment obligations and short-term notes, aggregated $2,182,225 and $4,055,883, respectively.

5.  Investment Advisory Fee and Other Transactions with Related Parties

        Copley Financial Services Corporation (CFSC), a Massachusetts
corporation, serves as investment advisor to the Fund.  Irving Levine,
Chairman of the Board of the Fund, is the owner of all of the outstanding common stock of CFSC and serves as its President, Treasurer and a member of its Board of Directors.

        Under the Investment Advisory Contract, CFSC is entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets; .75% of the next $15 million; and .50% on average daily net assets over $40 million.

        Since September 1, 1978, in order to encourage the growth of the net asset value of the Fund by keeping expenses to a minimum, CFSC has waived a portion of the investment advisory fee on the first $15 million of average net assets.  CFSC has made no commitment to continue this policy.

        For the year ended February 28, 1999, the fee for investment advisory service totaled $604,300, less fees of $60,000 voluntarily waived.
Also, during the period unaffiliated directors received $20,996 in directors'
fees.

        The Fund's operating division, which imports merchandise for resale, places substantially all of its merchandise on consignment with a company controlled by Irving Levine.  The Fund invoices the consignee when the merchandise is ultimately sold.  Sales of merchandise to the affiliate amounted to $113,124 during the period.  An amount of $14,902 is receivable in respect of these sales as of February 28, 1999.

6.      Notes Payable

        A $5,000,000 line of credit has been secured for the operating division from Fleet National Bank.  The assets of the Fund are pledged as security for this line of credit.  The amount currently outstanding on this line is zero.

7.      Commitments and Contingencies

        Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax.  The accumulated earnings tax is imposed on a corporation's accumulated taxable income at a rate of 39.6% for years commencing after December 31, 1992.

        Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit.  The dividends paid deduction and accumulated earnings credit is available only if the Fund is not held to be a mere holding or investment company.

        The Internal Revenue Service has recently upheld management's position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business.  Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the
Fund will not be held liable for the accumulated earnings tax by the
Internal Revenue Service.


                          STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return on the Fund's Common Stock (consisting solely of stock price performance)
for the last eight years with the cumulative total return (including the reinvestment of all dividends) of (i) Standard & Poor's 500 Stock Index and (ii) the Lipper Analytical Securities Corp.-Growth & Income Index.
There can be no assurance that the performance of the Fund will continue into the future with the same or similar trends depicted in the graph below.

                        Ten Year Cumulative Return

                    1988   1989    1990   1991   1992   1993   1994   1995  1996    1997    1998

Copley Fund, Inc.  10,000 12,628 13,323 14,749 19,262 18,761 19,230 22,670 24,384  29,731  31,326
S&P 500 Index      10,000 11,200 14,224 13,228 16,667 17,334 18,588 24,928 30,349  40,475  51,269
Lipper Analytical
Serv.              10,000 11,900 14,637 13,759 17,474 19,396 21,934 28,505 34,126  43,326  50,085

Assumes $10,000 invested on January 1, 1988 in each of (i) the Fund's Stock;
(ii) the S&P 500 Composite Stock Index and (iii) the Lipper Analytical
Securities Corporation-Growth & Income Index.

The above comparisons do not reflect net amounts after taxes to shareholders.
Copley Fund, Inc. files its tax returns as a regular corporation and accordingly its financial statements include provisions for current and deferred income taxes.

                                        15


                                COPLEY FUND, INC.

                              FINANCIAL HIGHLIGHTS

The following table presents information about the Fund's financial history.
It is based upon a single share outstanding throughout each fiscal year
(which ends on the last day of February).

                     February  February  February February February  February  February  February
                     28, 1999  28, 1998  28, 1997 29, 1996 28, 1995  28, 1994  28, 1993  29, 1992

Investment and
Operating Income     $ 1.386   $ 1.371   $ 1.368  $ 1.302   $ 1.194   $ 1.099   $ 1.089   $ 1.113
Expenses (Including
  Taxes)                .391      .490       .47     .431      .405      .509      .380      .371
Net Investment and
Operating Income        .995      .881      .897     .871      .789      .590      .709      .742
Net Realized and
  Unrealized Gain
  (Loss) on
  Investments           .722     4.885      .952    2.840     (.368)   (1.130)    3.031      .803
Change in Accounting
  Estimate               ---       ---       ---      ---       ---     ---       1.150       ---
Net Increase (Decrease)
  in Net Asset Value   1.717     5.766     1.849    3.711      .421     (.540)    4.890     1.545
Net Asset Value
  Beginning of
  Year(1)             32,962    26,296    24.447   20.736    20.315     20.855   15.965    14.420
  End of Year(1)     $33,779   $32.062   $26.296  $24.447   $20.736    $20.315  $20.855   $15.965
Average Annual
Total Return           5.36%    21.93%     7.56%   17.89%      2.5%    (2.6%)    30.6%     10.7%
Ratio to Average
Net Assets:
  Investment Expenses
  (Excluding
  Income Taxes)         .97%      .95%     1.00%    1.03%      1.09%    1.51%     1.14%     1.38%
  Net Investment and
   Operating Income    2.98%     3.00%     3.51%    4.79%      3.84%    2.88%     5.93%     4.86%
Portfolio Turnover     2.49%    43.01%     9.15%    4.79%      31.00%   10.00%    5.00%     7.00%
Number of Shares
  Outstanding at
  End of Year
  (in Thousands)      2,545     2,546     2,794     3,161      3,686    3,986    1,945      1,981

(1) Based upon average number of shares.

                                        16


COPLEY FUND, INC.                            Annual Report
A No-Load Fund                               February 28, 1999

Investment Adviser

Copley Financial Services Corp.
P.O. Box 3287
Fall River, Massachusetts 02722

Custodian

Fleet Investment Services
111 Westminster Street
Providence, Rhode Island 02903

Transfer Agent

Ameritor Financial Corp.
1730 "K" St., N.W.
Washington, D.C. 20006                          COPLEY FUND, INC.
Tel. (202) 223-1000                                A No-Load Fund
Tel. (800) 424-8570

General Counsel

Roberts & Henry
1215 Seventeenth St., N.W.
Washington, D.C. 20036

Auditors

Roy G. Hale, C.P.A.
624 Clarks Run Road
La Plata, MD 20646